                                                                Exhibit 10.12i1

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

      AMENDMENT NO. 1, dated as of March 1, 2003, among SELECTIVE INSURANCE GROUP, INC., a New Jersey corporation ("Selective"), having an office at 40 Wantage Avenue, Branchville, New Jersey 07826, SELECTIVE INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("SICA"), having an office at 40 Wantage Avenue, Branchville, New Jersey 07826, and DALE A. THATCHER, having an address at 32 Waters Edge, Sparta, New Jersey 07871 (the "Executive"), to Employment Agreement dated as of May 5, 2000 among Selective, SICA and the Executive, (as so amended, the "Employment Agreement").

      WHEREAS, Selective, SICA and the Executive have executed and delivered the Employment Agreement, and Selective has guaranteed all of the obligations of SICA as the Employer under the Employment Agreement; and

      WHEREAS, the parties hereto desire to further amend the Employment Agreement to extend the term thereof and to modify the description of the duties of the Executive, as set forth in Section 4(a) of the Employment Agreement, and to modify the Salary (as defined in Section 3 of the Employment Agreement) provided for therein.

      THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

            1. The term of employment under the Employment Agreement is hereby extended for a period of three (3) years commencing March 1, 2003, (the "Renewal Term"), and all references in the Agreement to the term thereof or the Executive's term of employment thereunder shall include the Renewal Term.

            2. The Salary, as defined and provided for in Section 3 of the Employment Agreement, shall be paid to the Executive at a rate of not less than Two Hundred Thirty-Five Thousand and 00/100 ($235,000.00) Dollars per year during the Renewal Term.

            3. The Executive is presently serving as an Executive Vice President, Chief Financial Officer and Treasure of SICA and Selective, and all references to the Employment Agreement to Executive serving as Senior Vice President of the Company (as defined in the Employment Agreement) are hereby amended to refer to the Executive as an Executive Vice President, Chief Financial Officer and Treasurer of the Company (as defined in the Employment Agreement) and Selective.

            4. Selective reaffirms that it guarantees to the Executive the full performance by SICA of all of its obligations under the Employment Agreement as amended herein.

            5. Except as amended herein, the Employment Agreement shall continue in full force and effect on and after the date hereof.

            IN WITNESS WHEREOF, this Amendment has been duly executed by the Executive and on behalf of Selective and SICA by their duly authorized officers as of the date and year first above written.


                                        SELECTIVE INSURANCE GROUP, INC.


                                        By:   /s/ Gregory E. Murphy
                                          --------------------------------------
                                              Name:  Gregory E. Murphy
                                              Title: President and Chief
                                                     Executive Officer


                                        SELECTIVE INSURANCE COMPANY
                                        OF AMERICA


                                        By:   /s/ Gregory E. Murphy
                                          --------------------------------------
                                              Name:  Gregory E. Murphy
                                              Title: President and Chief
                                                     Executive Officer


                                        By:   /s/ Dale A. Thatcher
                                          --------------------------------------
                                            Dale A. Thatcher, Executive